UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025 (May 22, 2025)

ARMADA ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42661	98-1815892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602
Philadelphia, Pennsylvania United States of America	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 543-6886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	AACIU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	AACI	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AACIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 22, 2025, Armada Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares), and one-half of one redeemable warrant of the Company (each warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

On May 22, 2025, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 710,000 private placement units (the “Private Placement Shares”) to Armada II Sponsor LLC, the Company’s sponsor (the “Sponsor”), Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), and Northland Securities, Inc. (“Northland”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,100,000.

A total of $231,150,000 out of the proceeds from the IPO and the sales of the Private Placement Units was placed in a U. S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 22, 2025 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet as of May 22, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025	ARMADA ACQUISITION CORP. II

	By:	/s/ Stephen P. Herbert
	Name:	Stephen P. Herbert
	Title:	Chief Executive Officer

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